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Prospectus Supplement May 1, 1998

Strategist Growth Fund, Inc. S-6120 E (9/97)
Strategist Growth and Income Fund, Inc. S-6122 D (11/97)
Strategist Income Fund, Inc. S-6124 C (7/97)
Strategist Tax-Free Income Fund, Inc. S-6126 D (1/98)
Strategist World Fund, Inc. S-6131 D (11/97)

For all funds the following section has been added to the prospectus after "About the Advisor":

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any such impact is not known at this time.

The following section will be added to supplement existing foreign risk disclosure for all funds except Strategist Tax-Free Income Fund, Inc.

There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the fund holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the fund.
Custody risk refers to the process of clearing

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and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the fund cannot guarantee against losses that might result from them.


Form S-6533 A (4/98) Valid until next prospectus update.
Destroy April 30, 1999.